Exhibit 10.1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIGO ENERGY, INC.
2023 INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD GRANT NOTICE

Tigo Energy, Inc., a Delaware corporation (the “Company”), pursuant to its 2023 Incentive Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (the “Participant”), an award of performance vesting restricted stock units (“Performance Stock Units” or “PSUs”). Each vested Performance Stock Unit represents the right to receive, in accordance with the Performance Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”), one share of Common Stock (“Share”). This award of Performance Stock Units is subject to all of the terms and conditions set forth herein and in the Agreement and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Stock Unit Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:	[__________________________]
Grant Date:	[__________________________]
Target Number of PSUs:	[_____________]
Performance Periods

One-Third (1/3) of the PSUs shall be eligible to vest based upon achievement of the Performance Goals for the period from January 1, 2025 through December 31, 2025 (the “First Performance Period”), subject to the Participant’s continued employment through January 1, 2026.

One-Third (1/3) of the PSUs shall be eligible to vest based upon achievement of the Performance Goals for the period from January 1, 2026 through December 31, 2026 (the “Second Performance Period”), subject to the Participant’s continued employment through January 1, 2027.

One-Third (1/3) of the PSUs shall be eligible to vest based upon achievement of the Performance Goals for the period from January 1, 2027 through December 31, 2027 (the “Third Performance Period”, and together with the First Performance Period and the Second Performance Periods, the “Performance Periods”), subject to the Participant’s continued employment through January 1, 2028.

Performance Goals:

A portion of the PSUs will vest following the Performance Period as to that percentage of the PSUs set forth below, with linear interpolation between 50% and 200% (rounding down to the nearest whole Share), based upon achievement of the applicable Revenue Performance Goal and Adjusted EBITDA Performance Goal. Fifty percent (50%) of the PSUs eligible to vest for each Performance Period shall be subject to the Revenue Performance Goal and fifty percent (50%) of the PSUs eligible to vest for each Performance Period shall be subject to the Adjusted EBITDA Performance Goal.

For the avoidance of doubt, (i) if the Minimum Revenue Performance Goal is not met in a Performance Period, then no PSUs subject to the Revenue Performance Goal shall be eligible vest for such Performance Period; (ii) if the Minimum Adjusted EBITDA Performance Goal is not met in a

Performance Period, then no PSUs subject to the Adjusted EBITDA Performance Goal shall be eligible vest for such Performance Period; and (iii) even if performance exceeds the Maximum Revenue Performance Goal or the Maximum Adjusted EBITDA Performance Goal, the maximum number of PSUs that may be earned for each performance period is 200% of the PSUs relating to such Performance Period and such Performance Goal.

First Performance Period:

Revenue Performance Goal:

•
Minimum Revenue Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Revenue Performance Goal: $[***] – 200%

Adjusted EBITDA Performance Goal:

•
Minimum Adjusted EBITDA Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Adjusted EBITDA Performance Goal: $[***] – 200%

Second Performance Period:

Revenue Performance Goal:

•
Minimum Revenue Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Revenue Performance Goal: $[***] – 200%

Adjusted EBITDA Performance Goal:

•
Minimum Adjusted EBITDA Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Adjusted EBITDA Performance Goal: $[***] – 200%

Third Performance Period:

Revenue Performance Goal:

•
Minimum Revenue Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Revenue Performance Goal: $[***] – 200%

Adjusted EBITDA Performance Goal:

•
Minimum Adjusted EBITDA Performance Goal: $[***] – 50%
•
$[***] – 100%
•
$[***] – 150%
•
Maximum Adjusted EBITDA Performance Goal: $[***] – 200%

“Revenue” shall mean the total net revenues recognized in the Company’s condensed consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”) for the applicable period.

“Adjusted EBITDA” shall mean, for any calendar year, the Company’s earnings (loss) before interest and other expenses, net, income tax expense (benefit), depreciation and amortization expenses, as determined in accordance with normal business practices, as adjusted to exclude stock-based compensation, merger transaction related expenses adjusted and any other non-recurring items as deemed appropriate by the Committee or the Board. For the First Performance Period, Adjusted EBITDA shall exclude inventory impairment charges from the calculation.

The Committee or the Board shall make all determinations regarding the achievement of the Performance Goals in their discretion and all determinations by the Committee or the Board shall be final and binding.

Termination:

If the Participant experiences a termination of employment or service with the Company or its Subsidiaries, all PSUs that have not become vested on or prior to the date of such termination of employment or service will thereupon be automatically forfeited by the Participant without payment of any consideration therefor.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Plan, the Agreement and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the Agreement and this Grant Notice. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Agreement or this Grant Notice. In addition, by signing below, the Participant also agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.6 of the Agreement and the Plan. Unless the

Participant chooses to satisfy his or her tax withholding obligation by making a cash payment to the Company not less than five (5) business days before any withholding obligation arises, the Participant’s acceptance of this Agreement constitutes his or her instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf shares of Common Stock from those Shares issuable to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy Participant’s tax withholding obligation.

TIGO ENERGY, INC.:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO PERFORMANCE STOCK UNIT AWARD GRANT NOTICE

PERFORMANCE STOCK UNIT AWARD AGREEMENT

Pursuant to the Performance Stock Unit Award Grant Notice (the “Grant Notice”) to which this Performance Stock Unit Award Agreement (this “Agreement”) is attached, Tigo Energy, Inc., a Delaware corporation (the “Company”), has granted to the Participant the number of performance vesting restricted stock units (“Performance Stock Units” or “PSUs”) set forth in the Grant Notice under the Company’s 2023 Incentive Plan, as amended from time to time (the “Plan”). Each Performance Stock Unit represents the right to receive one share of Common Stock (a “Share”) upon vesting.

ARTICLE I.

GENERAL
1.1
Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
1.2
Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
ARTICLE II.

GRANT OF PERFORMANCE STOCK UNITS
2.1
Grant of PSUs. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company hereby grants to the Participant an award of PSUs under the Plan in consideration of the Participant’s past or continued employment with or service to the Company or any Subsidiaries and for other good and valuable consideration.
2.2
Unsecured Obligation to PSUs. Unless and until the PSUs have vested in the manner set forth in Article 2 hereof, the Participant will have no right to receive Shares under any such PSUs. Prior to actual payment of any vested PSUs, such PSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
2.3
Vesting Criteria of PSUs. The PSUs are subject to the vesting criteria set forth in the Notice, including the (i) achievement of the Performance Goals set forth in the Notice, and (ii) the Participant’s continuous employment through the date specified for each applicable Performance Period. As soon as practicable following completion of each Performance Period but in any event no later than April 1 of the year following the end of the Performance Period, the Committee or the Board shall determine and certify in writing (a) the level of attainment of the Performance Goals during such Performance Period, (b) and (c) the number of PSUs which have become vested for the Performance Period. The Committee or the Board, in their sole discretion, shall make all determinations regarding the achievement of Performance Goals and the vesting of the PSUs as necessary or appropriate. Determinations made by the Committee or the Board will be final and binding on all parties and will be given the maximum discretion permitted by law.

2.4
Consideration to the Company. In consideration of the grant of the award of PSUs pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.
2.5
Forfeiture, Termination and Cancellation upon Termination of Service. Notwithstanding any contrary provision of this Agreement or the Plan, upon the Participant’s termination of employment or service with the Company or its Subsidiaries for any or no reason, all Performance Stock Units which have not vested prior to or in connection with such termination of employment or service shall thereupon automatically be forfeited, terminated and cancelled as of the applicable termination date without payment of any consideration by the Company, and the Participant, or the Participant’s beneficiary or personal representative, as the case may be, shall have no further rights hereunder with respect to such forfeited PSUs. No portion of the PSUs which has not become vested as of the date on which the Participant incurs a termination of employment or service with the Company or its Subsidiaries shall thereafter become vested, except as may otherwise be provided by the Administrator or as set forth in a written agreement between the Company and the Participant.
2.6
Issuance of Shares upon Vesting.
(a)
As soon as administratively practicable following the vesting of any Performance Stock Units pursuant to Section 2.3 hereof, but in no event later than March 15 of the calendar year following the calendar year in which such PSUs become vested (for the avoidance of doubt, this deadline is intended to comply with the “short term deferral” exemption from Section 409A of the Code), the Company shall deliver to the Participant (or any transferee permitted under Section 3.2 hereof) a number of Shares equal to the number of PSUs subject to this Award that vest on the applicable vesting date (rounded down to the nearest whole share). Notwithstanding the foregoing, in the event Shares cannot be issued pursuant to Section 9(d) of the Plan, the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Administrator determines that Shares can again be issued in accordance with such Section.
(b)
As set forth in Section 14(c) of the Plan, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the Performance Stock Units. Additionally, the Company may, in its sole discretion, satisfy any withholding obligations relating to Participant’s PSUs by any of the following means or by a combination of such means: (i) withholding shares of Common Stock otherwise issuable to the Participant upon vesting of the PSUs, (ii) instructing a broker on the Participant’s behalf to sell shares of Common Stock otherwise issuable to the Participant upon vesting of the PSUs sufficient to generate net proceeds sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the vesting of the PSUs (based on minimum statutory withholding rates for all tax purposes, including payroll and social security taxes, that are applicable to such income) and the net proceeds of such sale shall be submitted to the Company, (iii) requiring Participant to make a payment in cash to the Company, or (iv) using any other method approved by the Company, and to the extent required by applicable laws or the Plan, approved by the Administrator. Until determined otherwise by the Company, clause (ii) will be the method by which such withholding obligations are satisfied, unless the Participant choses to satisfy his or her withholding obligation in accordance with clause (iii) at any time not less than five (5) business days before any withholding obligation arises. The Company shall not be obligated to deliver any Shares to the Participant or the Participant’s legal representative unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Performance Stock Units or the issuance of Shares.

(c)
Without prejudice to the provisions of Section 14(c) of the Plan, Participant acknowledges that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social security and other tax-related items related to Participant's participation in the Plan and the PSUs and legally applicable to Participant or deemed by the Company, the Board or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company, Board or the Employer (to the extent lawful) (collectively, “Tax-Related Items”) is and remains Participant's responsibility and may exceed the amount (if any) withheld by the Company, the Board or the Employer, and Participant hereby covenants to pay any such Tax-Related Items, as and when requested by the Employer, the Company, the Board, any Affiliate or any tax authority. Participant further acknowledges that (i) neither the Company, the Board nor the Employer make any representation or undertaking regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs including, without limitation, the grant or vesting of the PSUs or the subsequent sale/disposal of the PSUs; and (ii) the Company, the Board and the Employer do not commit to and are under no obligation to structure the PSUs to reduce or eliminate Participant's liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the date on which the PSUs are granted and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company, the Board or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
2.7
Conditions to Delivery of Shares. The Shares deliverable hereunder may be either previously authorized but unissued Shares, treasury Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue Shares deliverable hereunder prior to fulfillment of the conditions set forth in Section 9(d) of the Plan.
2.8
Rights as Stockholder. The holder of the PSUs shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the PSUs and any Shares underlying the PSUs and deliverable hereunder unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 or 13 of the Plan.
ARTICLE III.

OTHER PROVISIONS
3.1
Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the PSUs.
3.2
Transferability. The PSUs shall be subject to the restrictions on transferability set forth in Section 14(b) of the Plan.
3.3
Tax Consultation. The Participant understands that the Participant may suffer adverse tax consequences in connection with the PSUs granted pursuant to this Agreement (and the Shares issuable with respect thereto). The Participant represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the PSUs and the issuance of Shares with respect thereto and that the Participant is not relying on the Company for any tax advice.
3.4
Binding Agreement. Subject to the limitation on the transferability of the PSUs contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
3.5
Adjustments Upon Specified Events. The Administrator may accelerate the vesting of the PSUs in such circumstances as it, in its sole discretion, may determine. The Participant acknowledges that the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and Section 12 of the Plan.
3.6
Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
3.7
Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company or its counsel.
3.8
Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
3.9
Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
3.10
Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any other Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law.
3.11
Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the PSUs in any material way without the prior written consent of the Participant.
3.12
Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.13
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the PSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
3.14
Employment.
(a)
This Agreement does not confer upon the Participant any right to be retained in the employ or service of the Company or any Affiliate shall not interfere with the ability of the Participant’s employer from time to time (the “Employer”) to terminate the Participant’s service at any time, with or without cause, subject to Applicable Law.
(b)
The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement. The grant of the PSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past. All decisions with respect to future grants of Awards, if any, will be at the sole discretion of the Company. The PSUs are extraordinary items that do not constitute compensation of any kind for service of any kind rendered to the Company or Affiliate, and which are outside the scope of your employment contract, if any and are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension or retirement benefits or similar payments.
3.15
Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, provided that the PSUs shall be subject to any accelerated vesting provisions in any written agreement between the Participant and the Company or a Company plan pursuant to which the Participant participates, in each case, in accordance with the terms therein.
3.16
Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
3.17
Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Subsidiaries with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to PSUs, as and when payable hereunder.
3.18
Data Privacy. The Company and/or its Affiliates will hold, collect and otherwise process certain personal data regarding the Participant in connection with the administration of this Award and the Plan. All personal data will be treated in accordance with applicable data protection laws and regulations.
3.19
Addendum for Participants in the People’s Republic of China. The Participant shall co-operate with the Company and its Subsidiaries and do all things necessary or desirable, as directed by the Company or any Subsidiary (as relevant), to assist with the registration of the Plan and ancillary documents with the State Administration of Foreign Exchange.
3.20
Addendum for Participants in the Philippines. THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES REGULATION CODE OF THE PHILIPPINES. ANY FUTURE OFFER OR SALE THEREOF IS SUBJECT TO REGISTRATION REQUIREMENTS UNDER THE CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.
3.21
Addendum for Participants in Thailand. In conforming to any Applicable Law, the Participant acknowledges and agrees that the Administrator or any of its representatives may file, make a report, or disclose any and all relevant documents and/or information with respect to the Option, the Plan, the Participant, and/or this Agreement to any governmental regulatory body or person.
3.22
Addendum for Participants in Australia.
(a)
This offer is made under Division 1A of Part 7.12 of the Corporation Act 2001 (Cth) as modified by ASIC Corporations (Employee Share Schemes) Instrument 2022/1021 (“ESS Division”). The Participant confirms that they are entitled to receive this offer under Applicable Laws and is an “eligible ESS participant” as defined under the ESS Division.
(b)
As set forth in Section 14(c) of the Plan, and to the extent permitted such that the offer of PSUs remains an offer for no monetary consideration, and not an “ESS contribution plan” as defined in the ESS Division, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes required by law to be withheld with respect to any taxable event arising in connection with the Performance Stock Units.
(c)
Subdivision 83A-C. This is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth of Australia) applies, subject to the conditions in that Act.

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